Exhibit 10.4

Amendment No. 2

to Distributor Agreement

This Amendment No. 2 to Distributor Agreement (“Amendment”) is made and entered into as of November 12, 2012 (“Effective Date”) by and between Aruba Networks, Inc., having its principal place of business at 1344 Crossman Avenue, Sunnyvale, CA 94089 (“Aruba”), and SYNNEX Corporation, with an address at 44201 Nobel Drive, Fremont, CA 94538 (“SYNNEX”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

Recitals

WHEREAS, Aruba and SYNNEX entered into an Aruba Distributor Agreement (Stocking) dated September 29, 2011 (the “Agreement”); and

WHEREAS, Aruba and SYNNEX now desire to amend the Agreement to add co-op terms.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereby agree as follows:

A. The Agreement is amended as follows:

1.	The following is added as a new section:

“7.5 Co-op. Synnex Canada co-op funds shall be accrued separately from Synnex US co-op funds accrual. All fund usage and procedures shall be in accordance with Aruba’s published Guidelines for Joint Marketing Funds.

7.5.1. Synnex US Marketing Funds. Distributor shall accrue [***]% of net sales (hardware and software products only, net of returns) in co-op funds (“US Co-op”), calculated on monthly basis, to be used only as agreed between the Parties to promote Aruba Products. Unused US Co-op funds shall expire [***] months from initial date of accrual, on a monthly basis. US Co-op calculations shall be made using $USD only.

7.5.2. Synnex Canada Marketing Funds. Distributor shall accrue [***]% of net sales (hardware and software products only, net of returns) in co-op funds (“Canada Co-op”) to be used only as agreed between the Parties to promote Aruba Products. Unused Canada Co-op funds shall expire [***] months from initial date of accrual, on a monthly basis. Canada Co-op calculations shall be made using $USD only.

Initial Canada Co-op funds, in total, USD $[***], shall be advanced by Aruba, against future accrued Canada Co-op funds balance. These Canada Co-op funds shall be used solely for the following Aruba-approved activities:

[***]

[***]

B. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

C. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

- SIGNATURE PAGE FOLLOWS -

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives as of the date of the Effective Date.

ARUBA NEWORKS, INC.	SYNNEX CORPORATION

By: /s/ Kristine Riley	By: /s/ Daniel T. Brennan

Print Name: Kristine Riley	Print Name: Daniel T. Brennan

Title: Senior Director, Intellectual Property	Title: Corporate Counsel

Date: November 20, 2012	Date: November 12, 2012